UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

Direct Equity International, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-28581	88-0422528
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3245 Grande Vista Drive, Newbury Park, California 91320

(Address of principal executive office, including zip code)

(877) 786-8504

(Telephone number, including area code)

Triad Industries, Inc., 122 E. Grand Avenue, Escondido, California 92025

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year.

(a) On May 4, 2006, Triad Industries, Inc., a Nevada corporation (the “Company”), amended its articles of incorporation by changing its name to “Direct Equity International, Inc.” and filing the amendment to its articles of incorporation with the Secretary of State of the State of Nevada. The amendment was effected by changing Article I which previously read: “Article I. NAME. The name of the Corporation shall be TRIAD INDUSTRIES, INC.” to read as follows: “Article I. NAME. The name of the Corporation shall be DIRECT EQUITY INTERNATIONAL, INC.”

Section 9- Financial Statements and Exhibits.

Item 9.01

(c)	The text of the amendment is as follows:

“I. The name of the Corporation is “Direct Equity International, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT EQUITY INTERNATIONAL, INC.

By:	/s/ SOL V. SLOTNIK _______________
Sol V. Slotnik
Assistant Secretary
Date: May 10, 2006